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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):   January  7, 2010


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On January 7, 2010, N-Viro International Corporation (the "Company") issued a press release regarding an extension of a contract with the City of Port Orange, Florida. The release has been attached as Exhibit 99.1 to this Form 8-K.

     On January 11, 2010, the Company issued a press release regarding an extension of contracts with the City of Altamonte Springs, Florida and Toledo, Ohio. The release has been attached as Exhibit 99.2 to this Form 8-K.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

     Exhibit No.     Description
     -----------     -----------
     99.1            Press Release dated January 7, 2010

     99.2            Press Release dated January 11, 2010



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:         January 11, 2010       By:      /s/  James K. McHugh
               ----------------                -----------------------
                                               James K. McHugh
                                               Chief Financial Officer